Exhibit 99

FOR IMMEDIATE RELEASE
December 21, 2017

Cintas Corporation Announces
Fiscal 2018 Second Quarter Results

CINCINNATI, December 21, 2017 -- Cintas Corporation (Nasdaq: CTAS) today reported results for its fiscal 2018 second quarter ended November 30, 2017.

Revenue for the second quarter was $1.61 billion, an increase of 26.4% over last year’s second quarter. The organic revenue growth rate, which adjusts for the impacts of acquisitions and foreign currency exchange rate fluctuations, was 7.7%. The organic revenue growth rates for the Uniform Rental and Facility Services and First Aid and Safety Services reportable operating segments were 7.3% and 10.8%, respectively.

Operating income for the second quarter of $235 million increased 17.3% from last year’s second quarter operating income of $200 million. Operating income was negatively impacted by transaction and integration expenses related to the G&K Services, Inc. (G&K) acquisition by $13 million in the second quarter of fiscal 2018 and $3 million in the second quarter of fiscal 2017.

Net income from continuing operations for the second quarter of $137 million increased 12.9% from last year’s second quarter. Earnings per diluted share (EPS) from continuing operations for the second quarter were $1.24 compared to $1.12 for last year’s second quarter. Fiscal 2018 and fiscal 2017 second quarter EPS included a negative impact of $0.07 and $0.02, respectively, from transaction and integration expenses related to the G&K acquisition. The following table provides a comparison of fiscal 2018 EPS to the comparable period of fiscal 2017:

Earnings Per Share Results	Three Months Ended
	November 30, 2017	November 30, 2016	Growth vs. FY 2017
EPS - continuing operations	$1.24	$1.12
G&K transaction and integration expenses	0.07	0.02
EPS after above items	$1.31	$1.14	14.9%

	Six Months Ended
	November 30, 2017	November 30, 2016	Growth vs. FY 2017
EPS - continuing operations	$2.69	$2.36
G&K transaction and integration expenses	0.10	0.04
EPS after above items	$2.79	$2.40	16.3%

Scott D. Farmer, Cintas’ Chairman and Chief Executive Officer, stated, “The integration of G&K continues to proceed as planned. Our pace increased in the second quarter, and we realized about $14 million in synergies, which is almost twice the amount achieved in the first quarter. Also, significant progress was made in our implementation of an enterprise resource planning system, which remains on schedule. Finally, I thank our employees, whom we call partners, for steady focus on profitable growth as evidenced by strong organic revenue and earnings per share growth rates.”

Mr. Farmer added, “Earlier this month, on December 8th, we were pleased to increase total shareholder return by paying an annual dividend of $1.62 per share, an increase of 21.8% over last year’s annual dividend. We have increased the annual dividend for 34 consecutive years.”

Mr. Farmer concluded, “As a result of our second quarter results, we are increasing our annual guidance for fiscal 2018. We are raising our revenue guidance from a range of $6.325 billion to $6.400 billion to a range of $6.365 billion to $6.430 billion and EPS from continuing operations from a range of $5.30 to $5.38 to a range of $5.39 to $5.46. Fiscal 2018 guidance excludes any potential impact of U.S. tax reform. It also excludes any future transaction and integration expenses related to the G&K acquisition. However, we do expect these expenses to be incurred as we continue to integrate this significant acquisition, and we estimate that these expenses will total $50 million to $60 million for the full fiscal year.”

The table below provides a comparison of fiscal 2017 revenue and EPS to our fiscal 2018 guidance.

	Fiscal 2017	Fiscal 2018 Low end of Range	Growth vs. 2017	Fiscal 2018 High end of Range	Growth vs. 2017

Revenue Guidance
($s in millions)
Total Revenue	$5,323.4	$6,365.0	19.6%	$6,430.0	20.8%

Earnings Per Share Guidance

EPS - continuing operations	$4.17	$5.29		$5.36

G&K transaction and integration expenses	0.60	0.10		0.10

EPS after above items	$4.77	$5.39	13.0%	$5.46	14.5%

About Cintas
Cintas Corporation helps more than one million businesses of all types and sizes get Ready™ to open their doors with confidence every day by providing a wide range of products and services that enhance our customers’ image and help keep their facilities and employees clean, safe and looking their best. With products and services including uniforms, floor care, restroom supplies, first aid and safety products, fire extinguishers and testing, and safety and compliance training, Cintas helps customers get Ready for the Workday™. Headquartered in Cincinnati, Cintas is a publicly held company traded over the Nasdaq Global Select Market under the symbol CTAS and is a component of both the Standard & Poor’s 500 Index and the Nasdaq-100 Index.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS
The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements.  Forward-looking statements may be identified by words such as “estimates,” “anticipates,” “predicts,” “projects,” “plans,” “expects,” “intends,” “target,” “forecast,” “believes,” “seeks,” “could,” “should,” “may” and “will” or the negative versions thereof and similar words, terms and expressions and by the context in which they are used.  Such statements are based upon current expectations of Cintas and speak only as of the date made. You should not place undue reliance on any forward-looking statement. We cannot guarantee that any forward-looking statement will be realized. These statements are subject to various risks, uncertainties, potentially inaccurate assumptions and other factors that could cause actual results to differ from those set forth in or implied by this Press Release. Factors that might cause such a difference include, but are not limited to, risks inherent with the G&K transaction in the achievement of cost synergies and the timing thereof, including whether the transaction will be accretive and within the expected timeframe and the actual amounts of future transaction and integration expenses; the possibility of greater than anticipated operating costs including energy and fuel costs; lower sales volumes; loss of customers due to outsourcing trends; the performance and costs of integration of acquisitions, including G&K; fluctuations in costs of materials and labor including increased medical costs; costs and possible effects of union organizing activities; failure to comply with government regulations concerning employment discrimination, employee pay and benefits and employee health and safety; the effect on operations of exchange rate fluctuations, tariffs and other political, economic and regulatory risks; uncertainties regarding any existing or newly-discovered expenses and liabilities related to environmental compliance and remediation; the cost, results and ongoing assessment of internal controls for financial reporting required by the Sarbanes-Oxley Act of 2002; costs of our SAP system implementation; disruptions caused by the inaccessibility of computer systems data, including cybersecurity risks; the initiation or outcome of litigation, investigations or other proceedings; higher assumed sourcing or distribution costs of products; the disruption of operations from catastrophic or extraordinary events, including the negative impacts from hurricanes Harvey and Irma; the amount and timing of repurchases of our common stock, if any; changes in federal and state tax and labor laws; and the reactions of competitors in terms of price and service. Cintas undertakes no obligation to publicly release any revisions to any forward-looking statements or to otherwise update any forward-looking statements whether as a result of new information or to reflect events, circumstances or any other unanticipated developments arising after the date on which such statements are made.  A further list and description of risks, uncertainties and other matters can be found in our Annual Report on Form 10-K for the year ended May 31, 2017 and in our reports on Forms 10-Q and 8-K. The risks and uncertainties described herein are not the only ones we may face. Additional risks and uncertainties presently not known to us or that we currently believe to be immaterial may also harm our business.

For additional information, contact:
J. Michael Hansen, Sr. VP-Finance and Chief Financial Officer - 513-701-2079
Paul F. Adler, Vice President and Treasurer - 513-573-4195

 Cintas Corporation
Consolidated Condensed Statements of Income
(Unaudited)
(In thousands except per share data)

	Three Months Ended
	November 30, 2017	November 30, 2016	% Change
Revenue:
Uniform rental and facility services	$1,308,038	$1,000,015	30.8%
Other	298,403	271,062	10.1%
Total revenue	1,606,441	1,271,077	26.4%

Costs and expenses:
Cost of uniform rental and facility services	723,960	551,498	31.3%
Cost of other	166,112	154,361	7.6%
Selling and administrative expenses	468,084	361,415	29.5%
G&K Services, Inc. transaction and integration expenses	13,074	3,347	290.6%

Operating income	235,211	200,456	17.3%

Interest income	(291)	(31)	838.7%
Interest expense	29,129	13,267	119.6%

Income before income taxes	206,373	187,220	10.2%
Income taxes	68,636	65,270	5.2%
Income from continuing operations	137,737	121,950	12.9%
(Loss) income from discontinued operations, net of tax	(628)	18,427	(103.4)%
Net income	$137,109	$140,377	(2.3)%

Basic earnings (loss) per share:
Continuing operations	$1.27	$1.15	10.4%
Discontinued operations	(0.01)	0.17	(105.9)%
Basic earnings per share	$1.26	$1.32	(4.5)%

Diluted earnings (loss) per share:
Continuing operations	$1.24	$1.12	10.7%
Discontinued operations	(0.01)	0.17	(105.9)%
Diluted earnings per share	$1.23	$1.29	(4.7)%

Weighted average number of shares outstanding	106,340	104,957
Diluted average number of shares outstanding	109,818	107,647

Cintas Corporation
Consolidated Condensed Statements of Income
(Unaudited)
(In thousands except per share data)

	Six Months Ended
	November 30, 2017	November 30, 2016	% Change
Revenue:
Uniform rental and facility services	$2,619,822	$1,994,297	31.4%
Other	598,122	543,430	10.1%
Total revenue	3,217,944	2,537,727	26.8%

Costs and expenses:
Cost of uniform rental and facility services	1,430,823	1,088,595	31.4%
Cost of other	331,399	307,487	7.8%
Selling and administrative expenses	954,367	731,118	30.5%
G&K Services, Inc. transaction and integration expenses	17,045	6,134	177.9%

Operating income	484,310	404,393	19.8%

Interest income	(588)	(96)	512.5%
Interest expense	59,446	27,439	116.6%

Income before income taxes	425,452	377,050	12.8%
Income taxes	126,607	118,892	6.5%
Income from continuing operations	298,845	258,158	15.8%
Income from discontinued operations, net of tax	55,475	20,310	173.1%
Net income	$354,320	$278,468	27.2%

Basic earnings per share:
Continuing operations	$2.77	$2.42	14.5%
Discontinued operations	0.51	0.19	168.4%
Basic earnings per share	$3.28	$2.61	25.7%

Diluted earnings per share:
Continuing operations	$2.69	$2.36	14.0%
Discontinued operations	0.50	0.19	163.2%
Diluted earnings per share	$3.19	$2.55	25.1%

Weighted average number of shares outstanding	106,039	104,719
Diluted average number of shares outstanding	108,938	107,278

CINTAS CORPORATION SUPPLEMENTAL DATA

	Three Months Ended
	November 30, 2017	November 30, 2016
Uniform rental and facility services gross margin	44.7%	44.9%
Other gross margin	44.3%	43.1%
Total gross margin	44.6%	44.5%
Net income margin, continuing operations	8.6%	9.6%

	Six Months Ended
	November 30, 2017	November 30, 2016
Uniform rental and facility services gross margin	45.4%	45.4%
Other gross margin	44.6%	43.4%
Total gross margin	45.2%	45.0%
Net income margin, continuing operations	9.3%	10.2%

Computation of Diluted Earnings Per Share from Continuing Operations

	Three Months Ended
	November 30, 2017	November 30, 2016
Income from continuing operations	$137,737	$121,950
Less: income from continuing operations allocated to participating securities	2,111	1,923
Income from continuing operations available to common shareholders	$135,626	$120,027

Basic weighted average common shares outstanding	106,340	104,957
Effect of dilutive securities - employee stock options	3,478	2,690
Diluted weighted average common shares outstanding	109,818	107,647

Diluted earnings per share from continuing operations	$1.24	$1.12

	Six Months Ended
	November 30, 2017	November 30, 2016
Income from continuing operations	$298,845	$258,158
Less: income from continuing operations allocated to participating securities	5,298	4,775
Income from continuing operations available to common shareholders	$293,547	$253,383

Basic weighted average common shares outstanding	106,039	104,719
Effect of dilutive securities - employee stock options	2,899	2,559
Diluted weighted average common shares outstanding	108,938	107,278

Diluted earnings per share from continuing operations	$2.69	$2.36

Reconciliation of Non-GAAP Financial Measures and Regulation G Disclosure

The press release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. To supplement its consolidated financial statements presented in accordance with U.S. generally accepted accounting principles (GAAP), the Company provides additional non-GAAP financial measures of earnings per diluted share and cash flow. The Company believes that these non-GAAP financial measures are appropriate to enhance understanding of its past performance as well as prospects for future performance. Reconciliations of the differences between these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP are shown in the tables within the narrative of the press release or below.

Earnings Per Share Results

	Three Months Ended
	November 30, 2017	November 30, 2016	Growth vs. FY 2017
EPS - continuing operations	$1.24	$1.12
G&K Services, Inc. transaction and integration expenses	0.07	0.02
EPS after above items	$1.31	$1.14	14.9%

	Six Months Ended
	November 30, 2017	November 30, 2016	Growth vs. FY 2017
EPS - continuing operations	$2.69	$2.36
G&K Services, Inc. transaction and integration expenses	0.10	0.04
EPS after above items	$2.79	$2.40	16.3%

Computation of Free Cash Flow

	Six Months Ended
	November 30, 2017	November 30, 2016
Net cash provided by operations	$379,009	$301,721
Capital expenditures	(132,466)	(155,173)
Free cash flow	$246,543	$146,548

Management uses free cash flow to assess the financial performance of the Company. Management believes that free cash flow is useful to investors because it relates the operating cash flow of the Company to the capital that is spent to continue, improve and grow business operations.

SUPPLEMENTAL SEGMENT DATA

	Uniform Rental and Facility Services	First Aid and Safety Services	All Other	Corporate	Total

For the three months ended November 30, 2017
Revenue	$1,308,038	$139,090	$159,313	$—	$1,606,441
Gross margin	$584,078	$65,260	$67,031	$—	$716,369
Selling and administrative expenses	$367,190	$47,285	$53,609	$—	$468,084
G&K Services, Inc. transaction and integration expenses	$13,074	$—	$—	$—	$13,074
Interest income	$—	$—	$—	$(291)	$(291)
Interest expense	$—	$—	$—	$29,129	$29,129
Income (loss) before income taxes	$203,814	$17,975	$13,422	$(28,838)	$206,373

For the three months ended November 30, 2016
Revenue	$1,000,015	$124,797	$146,265	$—	$1,271,077
Gross margin	$448,517	$57,545	$59,156	$—	$565,218
Selling and administrative expenses	$268,223	$42,766	$50,426	$—	$361,415
G&K Services, Inc. transaction and integration expenses	$3,347	$—	$—	$—	$3,347
Interest income	$—	$—	$—	$(31)	$(31)
Interest expense	$—	$—	$—	$13,267	$13,267
Income (loss) before income taxes	$176,947	$14,779	$8,730	$(13,236)	$187,220

For the six months ended November 30, 2017
Revenue	$2,619,822	$279,672	$318,450	$—	$3,217,944
Gross margin	$1,188,999	$132,035	$134,688	$—	$1,455,722
Selling and administrative expenses	$749,230	$94,649	$110,488	$—	$954,367
G&K Services, Inc. transaction and integration expenses	$17,045	$—	$—	$—	$17,045
Interest income	$—	$—	$—	$(588)	$(588)
Interest expense	$—	$—	$—	$59,446	$59,446
Income (loss) before income taxes	$422,724	$37,386	$24,200	$(58,858)	$425,452

For the six months ended November 30, 2016
Revenue	$1,994,297	$249,636	$293,794	$—	$2,537,727
Gross margin	$905,702	$114,671	$121,272	$—	$1,141,645
Selling and administrative expenses	$537,833	$88,381	$104,904	$—	$731,118
G&K Services, Inc. transaction and integration expenses	$6,134	$—	$—	$—	$6,134
Interest income	$—	$—	$—	$(96)	$(96)
Interest expense	$—	$—	$—	$27,439	$27,439
Income (loss) before income taxes	$361,735	$26,290	$16,368	$(27,343)	$377,050

Cintas Corporation
Consolidated Condensed Balance Sheets
(In thousands except share data)

	November 30, 2017	May 31, 2017
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$236,002	$169,266
Marketable securities	22,732	22,219
Accounts receivable, net	763,555	736,008
Inventories, net	272,830	278,218
Uniforms and other rental items in service	674,572	635,702
Income taxes, current	35,700	44,320
Prepaid expenses and other current assets	38,058	30,132
Assets held for sale	—	38,613
Total current assets	2,043,449	1,954,478

Property and equipment, net	1,353,159	1,323,501

Investments	175,663	164,788
Goodwill	2,811,796	2,782,335
Service contracts, net	565,574	586,988
Other assets, net	29,160	31,967
	$6,978,801	$6,844,057

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$162,981	$177,051
Accrued compensation and related liabilities	113,430	149,635
Accrued liabilities	577,960	429,809
Debt due within one year	300,000	362,900
Liabilities held for sale	—	11,457
Total current liabilities	1,154,371	1,130,852

Long-term liabilities:
Debt due after one year	2,534,222	2,770,624
Deferred income taxes	539,043	469,328
Accrued liabilities	198,132	170,460
Total long-term liabilities	3,271,397	3,410,412

Shareholders’ equity:
Preferred stock, no par value: 100,000 shares authorized, none outstanding	—	—
Common stock, no par value: 425,000,000 shares authorized FY18: 182,338,749 issued and 106,470,073 outstanding FY17: 180,992,605 issued and 105,400,629 outstanding	600,563	485,068
Paid-in capital	192,191	223,924
Retained earnings	5,349,539	5,170,830
Treasury stock: FY18: 75,868,676 shares FY17: 75,591,976 shares	(3,609,697)	(3,574,000)
Accumulated other comprehensive income (loss)	20,437	(3,029)
Total shareholders’ equity	2,553,033	2,302,793

	$6,978,801	$6,844,057

Cintas Corporation
Consolidated Condensed Statements of Cash Flows
(Unaudited)
(In thousands)

	Six Months Ended
	November 30, 2017	November 30, 2016
Cash flows from operating activities:
Net income	$354,320	$278,468

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	107,578	79,590
Amortization of intangible assets	31,261	7,460
Stock-based compensation	55,204	39,582
Gain on sale of business	(99,060)	—
Gain on Shred-it	—	(25,876)
Deferred income taxes	42,162	(3,833)
Change in current assets and liabilities, net of acquisitions of businesses:
Accounts receivable, net	(24,800)	(44,920)
Inventories, net	2,595	(14,616)
Uniforms and other rental items in service	(33,294)	(4,315)
Prepaid expenses and other current assets	(18,573)	(1,952)
Accounts payable	(8,706)	15,451
Accrued compensation and related liabilities	(36,480)	(18,936)
Accrued liabilities and other	(1,940)	(4,866)
Income taxes, current	8,742	484
Net cash provided by operating activities	379,009	301,721

Cash flows from investing activities:
Capital expenditures	(132,466)	(155,173)
Proceeds from redemption of marketable securities and investments	100,259	172,968
Purchase of marketable securities and investments	(99,877)	(118,270)
Proceeds from sale of business	127,835	—
Proceeds from sale of investment in Shred-it	—	25,876
Acquisitions of businesses, net of cash acquired	(1,099)	(17,778)
Other, net	(870)	332
Net cash used in investing activities	(6,218)	(92,045)

Cash flows from financing activities:
(Payments) issuance of commercial paper, net	(50,500)	66,000
Repayment of debt	(250,000)	(250,000)
Prepaid short-term debt financing fees	—	(13,495)
Proceeds from exercise of stock-based compensation awards	28,558	19,225
Repurchase of common stock	(35,697)	(19,230)
Other, net	(1,882)	(5,572)
Net cash used in financing activities	(309,521)	(203,072)

Effect of exchange rate changes on cash and cash equivalents	3,466	(2,388)

Net increase in cash and cash equivalents	66,736	4,216

Cash and cash equivalents at beginning of period	169,266	139,357

Cash and cash equivalents at end of period	$236,002	$143,573